UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2019

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Connaught House, 1 Burlington Road
Dublin 4, Ireland D04 C5Y6
(Address of principal executive offices)

Registrant's telephone number, including area code: + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.01 par value	ALKS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)On May 22, 2019, the shareholders of Alkermes plc (the “Company”) approved the Alkermes plc 2018 Stock Option and Incentive Plan, as amended (the “2018 Plan”).  This shareholder approval served to increase the number of shares authorized for issuance under the plan by 5,200,000. A copy of the 2018 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 22, 2019, the Company held its 2019 Annual General Meeting of Shareholders (the “Annual Meeting”). The final voting results for the Annual Meeting are as follows:

1.

Shareholders elected David W. Anstice AO as a Class II director to serve for a three-year term expiring at the Company’s Annual General Meeting of Shareholders in 2022 or until his respective successor is elected and shall qualify, with the votes cast as follows: 138,428,854 votes for; 2,994,134 votes against; 42,941 votes abstaining; and 5,803,874 broker non-votes.

Shareholders elected Robert A. Breyer as a Class II director to serve for a three-year term expiring at the Company’s Annual General Meeting of Shareholders in 2022 or until his respective successor is elected and shall qualify, with the votes cast as follows: 140,444,355 votes for; 913,181 votes against; 108,393 votes abstaining; and 5,803,874 broker non-votes.

Shareholders elected Wendy L. Dixon, Ph.D. as a Class II director to serve for a three-year term expiring at the Company’s Annual General Meeting of Shareholders in 2022 or until her respective successor is elected and shall qualify, with the votes cast as follows: 94,497,588 votes for; 46,930,298 votes against; 38,043 votes abstaining; and 5,803,874 broker non-votes.

2.

Shareholders voted, on a non-binding, advisory basis, against the compensation paid to the Company’s named executive officers, with the votes cast as follows: 48,408,911 votes for; 89,055,534 votes against; 4,001,484 votes abstaining; and 5,803,874 broker non-votes.

3.

Shareholders ratified, on a non-binding, advisory basis, the appointment of PricewaterhouseCoopers LLP as the independent auditor and accounting firm of the Company, and authorized, in a binding vote, the Audit and Risk Committee of the Board of Directors of the Company to set the independent auditor and accounting firm’s remuneration, with the votes cast as follows: 146,158,971 votes for; 1,073,019 votes against; and 37,813 votes abstaining.

4.	Shareholders approved the 2018 Plan, with the votes cast as follows: 136,513,910 votes for; 4,896,393 votes against; 55,628 votes abstaining; and 5,803,872 broker non-votes.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Alkermes plc 2018 Stock Option and Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: May 22, 2019	By:	/s/ David J. Gaffin
David J. Gaffin
Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary

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